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March 9, 1999

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:  Security Life Separate Account A1: File No. 811-08196; CIK No. 0000915813

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended, (the "Act"), Security Life Separate Account A1, a unit investment trust, registered under the Act, recently mailed to its contract owners the annual reports for the underlying management investment companies (the "Underlying Funds"). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their annual reports with the Commission via EDGAR. Those filings are incorporated herein by reference.

Please do not hesitate to call me at (303) 860-2591 with any questions.

Sincerely,


/s/ Anna M. Kautzman
Anna M. Kautzman
Associate General Counsel